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         LEHMAN BROTHERS HOLDINGS INC. AND SUBSIDIARIES
         CONSOLIDATED STATEMENT OF OPERATIONS
         PRELIMINARY  AND UNAUDITED
         (IN MILLIONS)
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
                                                                                                      Three Months Ended
                                                                                                          December 31,
                                                                                                  ---------------------------
               Revenues                                                                            1993                1992
                                                                                                   ----                ----
                 Market making and principal transactions                                         $ 359               $  365
                 Investment banking                                                                 246                  169
                 Commissions                                                                        127                  425
                 Interest and dividends                                                           1,451                1,419
                 Other                                                                               20                  182
                                                                                                  -----                -----
                     Total Revenues                                                               2,203                2,560
                 Interest Expense                                                                 1,326                1,271
                                                                                                  -----                -----
                     Net Revenues                                                                   877                1,289
                                                                                                  -----                -----

               Non-interest expenses
                 Compensation and benefits                                                          442                  785
                 Communications                                                                      48                   96
                 Brokerage, commissions and clearance fees                                           42                   35
                 Professional services                                                               45                   57
                 Occupancy and equipment                                                             38                   91
                 Advertising and market development                                                  33                   58
                 Depreciation and amortization                                                       33                   46
                 Other                                                                               33                  410
                                                                                                  -----                -----
                     Total non-interest expenses                                                    714                1,578
                                                                                                  -----                -----


               Income (loss) from continuing operations before taxes                                163                 (289)
                 Provision for (benefit from) income taxes                                           49                 (102)
                                                                                                  -----                -----
               Income (loss) from continuing operations                                             114                 (187)

               Income from discontinued operations, net of taxes                                    -                     21
                                                                                                 ------                -----


               Net income (loss)                                                                    114                 (166)
                 Preferred stock dividend requirements                                              (12)                 (12)
                                                                                                  -----                -----
               Net income (loss) applicable to common shares                                     $  102               $ (178)
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